UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

Western Asset Mortgage Defined Opportunity Fund Inc.

(DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Statement of cash flows	16

Financial highlights	17

Notes to financial statements	18

Additional shareholder information	32

Dividend reinvestment plan	33

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

Western Asset Mortgage Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction,

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary (cont’d)

whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate

Western Asset Mortgage Defined Opportunity Fund Inc.	V

profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%.

While fundamentals remained challenged, commercial mortgage-backed securities (“CMBS”) generated solid returns during the reporting period. Over the first four months of the period, CMBS, as measured by the Barclays Capital CMBS Indexvii, outperformed equal-duration Treasuries given overall strong demand from investors seeking incremental yield. While the CMBS market took a step backward during May and June given increased risk aversion, the asset class returned 3.71% over the six months ended June 30, 2011. Residential mortgage-backed securities, as measured by the Barclays Capital U.S. Mortgage-Backed Securities Indexviii, also generated positive results, but modestly lagged the CMBS market during the reporting period, returning 2.87%.

Performance review

For the six months ended June 30, 2011, Western Asset Mortgage Defined Opportunity Fund Inc. returned 2.96% based on its net asset value (“NAV”)ix and 2.18% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexx, returned -2.44% over the same time frame. The Lipper U.S. Mortgage Closed-End Funds Category Averagexi returned 3.85% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.84 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

VI	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$21.78 (NAV)	2.96%
$21.24 (Market Price)	2.18%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Mortgage Defined Opportunity Fund Inc.	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays Capital CMBS Index measures the performance of the commercial mortgage-backed securities market.

viii     The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

ix      Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x               The BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

xi      Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s direct investments and the exposure to these markets that the Fund receives through its investment in the RLJ Western Asset Public/Private Master Fund, LP as of June 30, 2011 and December 31, 2010. This bar graph does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
MBS	— Mortgage-Backed Securities
MLFR	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
MBS	— Mortgage-Backed Securities
MLFR	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities — 2.7%
Air 2 US, Notes	8.027%	10/1/19	$253,104	$253,104	(a)
Bayview Commercial Asset Trust, 2004-3 A1	0.556%	1/25/35	868,113	755,588	(a)(b)
Bayview Commercial Asset Trust, 2007-1 B1	0.856%	3/25/37	1,312,182	196,827	(a)(b)
CVS Corp.	9.350%	1/10/23	80,000	87,303	(a)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.368%	1/5/16	41,000,000	714,495	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.413%	4/25/20	9,899,533	741,254	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.685%	8/25/20	8,131,669	737,446	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.842%	6/25/20	2,483,643	248,969	(b)
GS Mortgage Securities Corp., IO	2.370%	2/10/21	8,790,441	390,295	(a)(b)(c)
GS Mortgage Securities Corp., IO	1.342%	3/10/44	24,336,784	1,445,534	(a)(b)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.711%	8/10/43	16,989,425	1,596,060	(a)(b)
Morgan Stanley Capital I, 1999-LIFE E	7.054%	4/15/33	56,976	56,869	(b)
Total Commercial Mortgage-Backed Securities (Cost — $6,976,852)				7,223,744
Residential Mortgage-Backed Securities — 62.1%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,498,750	1,202,097
Accredited Mortgage Loan Trust, 2003-3 A1	4.460%	1/25/34	2,021,616	1,670,808	(d)
American Home Mortgage Assets, 2005-2 2A1A	3.440%	1/25/36	1,347,926	657,435	(b)
American Home Mortgage Investment Trust, 2005-1 6A	2.396%	6/25/45	187,409	149,551	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.636%	9/25/35	578,068	315,588	(a)(b)
American Home Mortgage Investment Trust, 2007-2 2A	0.986%	3/25/47	4,684,567	546,759	(b)
American Home Mortgage Investment Trust, 2007-A 4A	0.636%	7/25/46	642,430	198,367	(a)(b)
ARM Trust, 2005-05 1A1	2.682%	9/25/35	456,299	310,954	(b)
ARM Trust, 2005-07 2A21	2.721%	10/25/35	1,040,000	737,156	(b)
ARM Trust, 2005-10 1A21	2.942%	1/25/36	651,239	473,461	(b)
ARM Trust, 2005-12 5A1	0.436%	3/25/36	576,548	288,784	(b)
ARM Trust, 2007-1 1A1	2.991%	3/25/37	864,540	440,149	(b)
Banc of America Funding Corp., 2004-B 6A1	3.221%	12/20/34	1,137,736	573,458	(b)
Banc of America Funding Corp., 2004-C 3A1	3.185%	12/20/34	1,309,234	1,081,216	(b)
Banc of America Funding Corp., 2006-5 4A5	6.000%	9/25/36	3,600,000	3,615,721	(d)
Banc of America Funding Corp., 2006-D 6A1	5.387%	5/20/36	2,831,812	1,768,920	(b)(d)
Banc of America Funding Corp., 2006-F 1A1	2.836%	7/20/36	1,385,376	1,166,471	(b)(d)
Banc of America Funding Corp., 2006-H 3A1	6.023%	9/20/46	445,609	389,960	(b)
Banc of America Funding Corp., 2007-A 2A1	0.346%	2/20/47	634,261	477,195	(b)
Banc of America Funding Corp., 2007-E CA9	5.821%	7/20/47	4,854,909	1,048,177	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	5

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Banc of America Mortgage Securities Inc., 2005-E 2A7	2.867%	6/25/35	$700,000	$563,072	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.636%	4/28/39	3,490,000	2,661,523	(b)(d)
Bayview Financial Acquisition Trust, 2007-A 2A	0.536%	5/28/37	2,806,986	1,671,710	(b)(d)
Bayview Financial Asset Trust, 2007-SR1A M2	1.086%	3/25/37	4,313,277	2,674,231	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.336%	3/25/37	2,989,155	1,584,252	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.465%	4/25/34	516,574	506,548	(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.739%	4/25/35	298,088	235,312	(b)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.553%	3/25/35	638,373	480,447	(b)
Bear Stearns Alt-A Trust, 2005-4 24A1	5.231%	5/25/35	820,652	718,088	(b)
Bear Stearns Alt-A Trust, 2005-9 25A1	5.466%	11/25/35	749,130	550,882	(b)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.897%	3/25/36	2,770,950	1,424,122	(b)
Bear Stearns ARM Trust, 2005-1 2A1	2.769%	3/25/35	806,889	630,745	(b)
Bear Stearns ARM Trust, 2005-6 1A1	2.916%	8/25/35	244,945	182,400	(b)
Bear Stearns Asset Backed Securities Trust, 2003-SD2 1A	3.982%	6/25/43	111,433	106,506	(b)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.686%	9/25/34	267,565	208,508	(b)
Chase Mortgage Finance Corp., 2005-A2 1A5	2.794%	1/25/36	4,000,000	3,071,528	(b)(d)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	1,072,686	1,006,322	(d)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.316%	4/25/47	400,369	250,327	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.995%	12/25/35	588,626	311,807	(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.675%	7/25/36	1,152,828	529,989	(b)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	2.344%	5/25/37	820,936	395,377	(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	5.295%	8/25/47	825,854	591,305	(b)
Countrywide Alternative Loan Trust, 2005-14 3A1	3.068%	5/25/35	719,506	379,614	(b)
Countrywide Alternative Loan Trust, 2005-3CB 1A6, IO	6.964%	3/25/35	1,840,094	282,517	(b)
Countrywide Alternative Loan Trust, 2005-7CB 1A3, IO	6.414%	4/25/35	5,563,583	727,933	(b)
Countrywide Alternative Loan Trust, 2005-J08 2A1	5.000%	6/25/20	402,011	391,923
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.686%	10/25/35	525,453	365,217	(b)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	5.301%	5/25/36	1,507,168	881,833	(b)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	278,240	192,639
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	2,270,225	1,807,192
Countrywide Home Loans, 2005-11 6A1	0.486%	3/25/35	168,755	108,908	(b)
Countrywide Home Loans, 2005-18 A7	19.014%	10/25/35	110,401	114,720	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.520%	11/25/34	539,074	340,893	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.506%	3/25/35	224,381	149,240	(b)

See Notes to Financial Statements.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.496%	3/25/35	$542,694	$328,012	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.486%	5/25/35	285,950	196,926	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	3.382%	2/20/36	498,587	303,246	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.619%	10/20/35	1,681,759	999,523	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-J2 3A10	48.556%	8/25/35	140,226	250,678	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.546%	3/25/35	1,326,263	1,138,623	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	269,161	285,388	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.436%	3/25/36	1,007,878	649,283	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	1,266,325	947,731
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 12A1	5.250%	11/25/20	446,557	426,149
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	3,335,643	2,796,313	(d)
Credit Suisse Mortgage Capital Certificates, 2009-5R 2A3	6.029%	7/26/49	4,000,000	2,812,862	(a)(b)(d)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.606%	8/25/35	2,000,000	1,488,820	(b)(d)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	0.966%	7/25/33	777,640	573,758	(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR2 3A1	2.694%	10/25/35	2,277,523	1,233,904	(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	2.971%	2/25/36	371,424	215,499	(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2007-1 2A1	0.286%	8/25/37	901,070	587,229	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.225%	6/26/35	2,200,000	2,118,431	(a)(b)(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.396%	3/19/45	784,101	537,256	(b)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.370%	8/25/35	1,919,748	1,416,709	(b)(d)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1	6.250%	11/25/36	358,825	260,791
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.556%	2/25/37	784,071	445,089	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	7

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.876%	10/25/35	$1,123,292	$949,531	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.446%	10/25/45	895,406	561,270	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.396%	4/25/36	1,900,081	1,084,735	(b)
Greenpoint Mortgage Funding Trust, 2006-AR5 A1A	0.266%	10/25/46	151,517	142,341	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	4.004%	6/25/34	400,857	379,589	(a)(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.416%	2/25/35	439,318	384,403	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	233,744	235,283	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	111,911	109,885	(a)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	846,654	808,236	(a)
GSR Mortgage Loan Trust, 2005-3F 1A15	23.152%	3/25/35	249,098	266,851	(b)
GSR Mortgage Loan Trust, 2005-AR3 3A1	2.763%	5/25/35	491,981	357,467	(b)
GSR Mortgage Loan Trust, 2005-AR4 2A1	2.782%	7/25/35	721,921	540,141	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.849%	10/25/35	360,523	269,322	(b)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.464%	1/25/37	2,794,895	456,205	(b)
Harborview Mortgage Loan Trust, 2006-02	2.822%	2/25/36	96,920	59,056	(b)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	5.375%	1/25/37	693,300	437,234	(b)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.386%	5/25/36	266,361	116,026	(b)
IMPAC Secured Assets Corp., 2007-1 A2	0.346%	3/25/37	1,200,000	597,141	(b)
Indymac Inda Mortgage Loan Trust, 2005-AR2 1A1	2.528%	1/25/36	268,126	237,278	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR3 1A1	5.580%	7/25/37	321,926	262,894	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.837%	11/25/37	61,983	50,117	(b)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.729%	1/25/35	205,643	149,670	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.970%	9/25/35	242,021	197,858	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.396%	5/25/46	639,908	403,184	(b)
Indymac Index Mortgage Loan Trust, 2006-AR07 3A1	2.843%	5/25/36	955,053	542,657	(b)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	4.799%	3/25/36	835,437	417,563	(b)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	5.244%	6/25/36	1,430,966	1,145,523	(b)(d)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.755%	6/25/36	864,372	474,271	(b)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	4.407%	9/25/36	2,969,952	1,025,634	(b)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	4.961%	5/25/37	4,321,519	2,373,659	(b)(d)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.179%	8/25/37	615,754	377,261	(b)
Jefferies & Co., 2009-R3 2A2	3.161%	11/26/34	4,040,045	2,767,431	(a)(b)(c)
Jefferies & Co., 2009-R6 6A2	2.814%	10/26/35	2,981,788	2,161,796	(a)(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,150,000	544,095	(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	6.038%	3/25/37	1,169,156	701,959	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	2,019,152	1,573,652	(d)
JPMorgan Mortgage Trust, 2006-S2 2A1	5.000%	7/25/36	278,681	266,943
JPMorgan Mortgage Trust, 2006-S2 2A2	5.875%	7/25/36	403,524	393,180
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	453,531	408,253

See Notes to Financial Statements.

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	$133,432	$122,086
JPMorgan Mortgage Trust, 2007-S3 2A3	6.000%	8/25/22	165,406	155,925
Lehman Mortgage Trust, 2006-3 2A1	0.546%	7/25/36	6,976,711	3,190,555	(b)(d)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.954%	7/25/36	7,876,615	1,484,587	(b)
Lehman XS Trust, 2005-9N 1A1	0.456%	2/25/36	2,260,226	1,340,629	(b)
Lehman XS Trust, 2006-14N 3A2	0.306%	8/25/36	530,293	255,810	(b)
Lehman XS Trust, 2006-19 A4	0.356%	12/25/36	865,036	452,233	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	3.610%	10/25/34	306,690	256,264	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.836%	11/21/34	600,000	575,691	(b)(d)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.523%	12/25/34	149,607	118,479	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	4.983%	2/25/36	282,181	262,712	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.396%	4/25/46	588,290	331,040	(b)
MASTR Alternative Loans Trust, 2006-2 2A4, IO	6.964%	3/25/36	2,645,817	560,696	(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	1,404,149
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	25,060	25,013	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.371%	5/25/36	2,874,343	2,568,241	(a)(b)(d)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.622%	2/25/35	650,000	574,041	(b)(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	5.765%	3/25/36	165,854	108,298	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	2.894%	8/25/34	730,908	605,246	(b)
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	5.376%	9/25/35	87,138	64,217	(b)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1A1	0.466%	2/25/36	2,478,553	1,466,271	(b)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.801%	2/25/36	22,544,536	2,085,370	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.256%	6/25/36	478,189	212,838	(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	5.326%	11/25/37	2,923,507	1,944,572	(b)(d)
Nomura Asset Acceptance Corp., 2004-R1 A1	6.500%	3/25/34	225,717	230,269	(a)(d)
Option One Mortgage Loan Trust, 2001-4 A	0.786%	1/25/32	18,926	16,974	(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,776,939	1,536,185	(a)(d)
RAAC Series, 2006-RP3 A	0.456%	5/25/36	1,281,789	818,344	(a)(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	9

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
RAAC Series, 2007-RP2 A	0.536%	2/25/46	$622,829	$403,454	(a)(b)
RAAC Series, 2007-RP3 A	0.566%	10/25/46	1,890,798	1,188,728	(a)(b)
RAAC Series, 2007-SP3 A1	1.386%	9/25/47	908,722	744,399	(b)
Renaissance Home Equity Loan Trust, 2002-3 A	0.946%	12/25/32	1,629,564	1,168,128	(b)(d)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.426%	8/25/36	800,000	429,557	(b)
Residential Accredit Loans Inc., 2006-QA1 A11	3.387%	1/25/36	1,264,227	707,537	(b)
Residential Accredit Loans Inc., 2006-QA1 A31	6.154%	1/25/36	3,866,823	2,318,313	(b)(d)
Residential Accredit Loans Inc., 2006-QA4 A	0.366%	5/25/36	829,319	392,040	(b)
Residential Accredit Loans Inc., 2007-QA2 A1	0.316%	2/25/37	962,430	529,538	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	179,655	188,912
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	458,031	478,426
Residential Asset Securitization Trust, 2005-A05 A1	0.486%	5/25/35	946,230	814,612	(b)
Residential Asset Securitization Trust, 2005-A05 A2, IO	5.014%	5/25/35	3,121,331	277,312	(b)
Residential Asset Securitization Trust, 2005-A13 1A3	0.656%	10/25/35	418,954	312,272	(b)
Residential Asset Securitization Trust, 2005-A13 1A4, IO	4.844%	10/25/35	418,954	48,280	(b)
Residential Asset Securitization Trust, 2006-A1 1A6	0.686%	4/25/36	2,953,144	1,849,398	(b)(d)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.300%	4/25/36	2,953,144	433,600	(b)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	841,508	668,420
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.897%	8/25/36	1,220,740	1,084,960	(b)
Residential Funding Securities LLC, 2003-RP2 A1	0.636%	6/25/33	83,602	77,148	(a)(b)
Structured ARM Loan Trust, 2004-07 A3	0.676%	6/25/34	275,612	220,791	(b)
Structured ARM Loan Trust, 2004-16 1A2	2.656%	11/25/34	926,620	730,855	(b)
Structured ARM Loan Trust, 2004-18 1A2	2.715%	12/25/34	1,001,567	753,381	(b)
Structured ARM Loan Trust, 2005-01 1A1	2.599%	2/25/35	2,122,106	1,476,975	(b)(d)
Structured ARM Loan Trust, 2005-04 1A1	2.659%	3/25/35	419,341	290,584	(b)
Structured ARM Loan Trust, 2005-04 3A1	2.597%	3/25/35	165,633	146,074	(b)
Structured ARM Loan Trust, 2005-04 5A	5.427%	3/25/35	932,807	842,537	(b)
Structured ARM Loan Trust, 2005-07 1A3	2.620%	4/25/35	216,164	154,999	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.545%	6/25/35	265,744	210,237	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.579%	7/25/35	575,581	425,674	(b)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Structured ARM Loan Trust, 2005-22 1A4	2.542%	12/25/35	$2,235,399	$885,926	(b)
Structured ARM Loan Trust, 2006-1 5A2	2.936%	2/25/36	550,000	333,819	(b)
Structured ARM Loan Trust, 2006-4 4A1	5.505%	5/25/36	869,317	683,484	(b)
Structured ARM Loan Trust, 2006-8 3A5	5.204%	9/25/36	2,470,000	1,513,220	(b)
Structured ARM Loan Trust, 2007-5 2A2	5.324%	6/25/37	1,300,000	687,990	(b)
Structured ARM Loan Trust, 2007-7 1A1	0.486%	8/25/37	2,792,045	1,896,132	(b)
Structured Asset Investment Loan Trust, 2003-BC10 A4	1.186%	10/25/33	860,000	723,260	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.406%	5/25/46	930,322	415,715	(b)
Structured Asset Securities Corp., 1999-RF1 A	7.368%	10/15/28	1,366,389	1,325,682	(a)(b)
Structured Asset Securities Corp., 2003-37A 3A7	2.523%	12/25/33	1,014,272	868,641	(b)(d)
Structured Asset Securities Corp., 2004-NP1 A	0.586%	9/25/33	441,046	391,415	(a)(b)(d)
Structured Asset Securities Corp., 2005-2XS 1A5B	4.650%	2/25/35	3,039,113	3,045,533	(d)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,710,000	2,691,053	(d)
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	500,000	470,534
Structured Asset Securities Corp., 2005-RF1 A	0.536%	3/25/35	151,549	128,274	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.536%	4/25/35	143,536	118,447	(a)(b)
Structured Asset Securities Corp., 2006-GEL3 A2	0.416%	7/25/36	2,420,000	1,780,995	(a)(b)(d)
Structured Asset Securities Corp., 2006-RF3 1A1	6.000%	10/25/36	206,439	204,721	(a)
Structured Asset Securities Corp., 2006-RF4 2A1	6.000%	10/25/36	181,518	169,007	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.158%	9/25/37	1,430,979	1,395,580	(b)(d)
Truman Capital Mortgage Loan Trust, 2006-1 A	0.446%	3/25/36	453,620	331,639	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	3.065%	10/20/35	392,978	372,698	(b)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A3	3.065%	10/20/35	1,450,000	1,165,608	(b)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A1	0.266%	1/25/37	465,076	253,988	(b)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A2	0.366%	1/25/37	1,095,789	603,112	(b)
WaMu Alternative Mortgage Pass-Through Certificates, 2006-5 1A1	0.786%	7/25/36	311,632	163,070	(b)
WaMu Alternative Mortgage Pass-Through Certificates, 2007-3 A9, IO	6.474%	4/25/37	9,353,016	1,683,081	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.738%	7/25/44	185,161	138,707	(b)
WaMu Mortgage Pass-Through Certificates, 2005-07 1A6	48.006%	9/25/35	127,821	202,802	(b)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.571%	11/25/35	237,181	295,854	(b)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.086%	11/25/35	452,371	285,382	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A5	2.571%	5/25/35	1,030,000	923,340	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	11

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A6	2.571%	5/25/35	$550,000	$442,454	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.676%	10/25/45	752,111	466,709	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.665%	12/25/35	252,605	242,688	(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR08 3A2	5.881%	8/25/36	290,000	244,256	(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 1A2	5.836%	9/25/36	162,283	135,599	(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.286%	12/25/36	989,950	533,178	(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	5.531%	12/25/36	800,000	621,176	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.327%	3/25/37	1,722,873	1,139,040	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.725%	3/25/37	315,899	269,031	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY6 1A1	5.272%	6/25/37	4,823,558	3,502,639	(b)(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	3.006%	7/25/37	298,777	193,927	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	5.571%	7/25/37	619,433	468,348	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 1A	0.978%	3/25/47	402,247	252,292	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	2.702%	3/25/47	409,950	259,367	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.088%	7/25/47	2,866,494	1,856,109	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR18 1A3A	2.579%	1/25/36	440,000	352,573	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.770%	4/25/36	100,000	71,963	(b)
Wells Fargo Mortgage Backed Securities Trust, 2007-8 1A14	38.665%	7/25/37	461,649	743,551	(b)
Wells Fargo Mortgage Backed Securities Trust, 2007-8 2A6	6.000%	7/25/37	350,000	299,490
Total Residential Mortgage-Backed Securities (Cost — $161,930,559)				167,828,646
Asset-Backed Securities — 3.9%
Access Group Inc., 2001 1A2	0.427%	5/25/29	1,942,372	1,803,693	(b)(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	476,735	505,529	(b)(e)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-2 A2	3.109%	3/18/29	$425,000	$354,875	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	440,000	396,250
Greenpoint Manufactured Housing, 1999-3 2A2	3.696%	6/19/29	250,000	208,750	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.695%	2/20/30	200,000	167,000	(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.253%	8/21/31	1,175,000	987,000	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.195%	11/22/31	325,000	269,329	(b)
Greenpoint Manufactured Housing, 2000-7 A2	3.686%	11/17/31	750,000	633,750	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.690%	2/20/32	100,000	81,423	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.689%	3/13/32	150,000	118,278	(b)
Mid-State Trust, 2005-1 M2	7.079%	1/15/40	1,693,417	1,643,016
Origen Manufactured Housing, 2006-A A2	3.697%	10/15/37	2,100,000	1,407,000	(b)
Origen Manufactured Housing, 2007-A A2	3.697%	4/15/37	3,100,000	2,015,000	(b)
Total Asset-Backed Securities (Cost — $10,342,841)				10,590,893
PPIP Limited Partnership — 30.5%
RLJ Western Asset Public/Private Master Fund, LP (Cost — $80,774,896)	N/A	N/A	N/A	82,400,860	(c)(e)(f)
Total Investments before Short-Term Investments (Cost — $260,025,148)				268,044,143
Short-Term Investment — 0.8%
Repurchase Agreements — 0.8%
State Street Bank & Trust Co. repurchase agreement dated 6/30/11; Proceeds at maturity — $2,131,001 (Fully collateralized by U.S. Treasury Notes, 1.000% due 4/30/12; Market Value — $2,177,924) (Cost — $2,131,000)	0.010%	7/1/11	2,131,000	2,131,000
Total Investments — 100.0% (Cost — $262,156,148#)				$270,175,143

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(e)	Illiquid security.
(f)	Investment through RLJ Western Asset Public/Private Collector Fund, LP.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	ARM	— Adjustable Rate Mortgage
	IO	— Interest Only

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $181,381,252)	$ 187,774,283
PPIP Limited Partnership, at value (Cost — $80,774,896) (Note 1)	82,400,860
Cash	797
Interest receivable	954,565
Prepaid expenses	21,340
Total Assets	271,151,845

Liabilities:
Payable for open reverse repurchase agreement (Note 3)	44,233,060
Payable for securities purchased	385,259
Investment management fee payable	278,013
Interest payable (Note 3)	98,244
Allocation subadvisor fee payable	13,901
Directors’ fees payable	7,120
Accrued expenses	203,678
Total Liabilities	45,219,275
Total Net Assets	$ 225,932,570

Net Assets:
Par value ($0.001 par value, 10,371,592 shares issued and outstanding; 100,000,000 shares authorized)	$ 10,372
Paid-in capital in excess of par value	197,449,766
Undistributed net investment income	9,427,253
Accumulated net realized gain on investments	11,026,184
Net unrealized appreciation on investments	8,018,995
Total Net Assets	$ 225,932,570

Shares Outstanding	10,371,592

Net Asset Value	$21.78

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$ 7,238,893
Income from PPIP Limited Partnership (Note 1)	6,916,979
Total Investment Income	14,155,872

Expenses:
Investment management fee (Note 2)	1,718,220
Interest expense (Note 3)	309,523
Audit and tax	102,789
Allocation subadvisor fee (Note 2)	85,911
Excise tax (Note 1)	40,000
Legal fees	31,516
Directors’ fees	23,920
Transfer agent fees	20,156
Shareholder reports	19,952
Fund accounting fees	10,560
Stock exchange listing fees	10,508
Insurance	3,028
Custody fees	1,389
Miscellaneous expenses	5,701
Total Expenses	2,383,173
Net Investment Income	11,772,699

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	4,400,337

Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	(4,701,963)
Investment in PPIP Limited Partnership	(4,827,593)
Change in Net Unrealized Appreciation (Depreciation)	(9,529,556)
Net Loss on Investments	(5,129,219)
Increase in Net Assets From Operations	$ 6,643,480

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Period Ended December 31, 2010	2011	2010†

Operations:
Net investment income	$ 11,772,699	$ 18,296,961
Net realized gain	4,400,337	6,033,132
Change in net unrealized appreciation (depreciation)	(9,529,556)	17,548,551
Increase in Net Assets From Operations	6,643,480	41,878,644

Distributions to Shareholders From (Note 1):
Net investment income	(8,708,658)	(11,601,034)
Decrease in Net Assets From Distributions to Shareholders	(8,708,658)	(11,601,034)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 10,350,543 shares issued, respectively)	—	197,281,551
Reinvestment of distributions (7,365 and 13,684 shares issued, respectively)	163,556	275,031
Increase in Net Assets From Fund Share Transactions	163,556	197,556,582
Increase (Decrease) in Net Assets	(1,901,622)	227,834,192

Net Assets:
Beginning of period	227,834,192	—
End of period*	$225,932,570	$227,834,192
* Includes undistributed net investment income of:	$9,427,253	$6,363,212

†  For the period February 24, 2010 (commencement of operations) to December 31, 2010.

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Statement of cash flows (unaudited)

For the Year Ended June 30, 2011

Cash Flows Provided (Used) by Operating Activities:
Interest received	$ 6,422,941
Distributions received from PPIP Limited Partnership	2,175,567
Operating expenses paid	(2,353,513)
Interest paid	(300,513)
Net purchases of short-term investments	(695,000)
Purchases of long-term investments	(16,211,274)
Proceeds from disposition of long-term investments	19,453,371
Net Cash Provided By Operating Activities	8,491,579

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(8,545,102)
Proceeds from reverse repurchase agreements	50,417
Net Cash Used By Financing Activities	(8,494,685)
Net Decrease in Cash	(3,106)
Cash, Beginning of year	3,903
Cash, End of year	$ 797

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 6,643,480
Accretion of discount on investments	(2,366,262)
Amortization of premium on investments	102,212
Decrease in investments, at value	4,049,758
Decrease in PPIP Limited Partnership	86,180
Increase in payable for securities purchased	385,259
Increase in interest receivable	(138,195)
Increase in prepaid expenses	(7,780)
Increase in interest payable	9,010
Decrease in accrued expenses	(272,083)
Total Adjustments	1,848,099
Net Cash Flows Provided by Operating Activities	$ 8,491,579

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$ 163,556

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]	2010[2]

Net asset value, beginning of period	$21.98	$19.06 [3]

Income (loss) from operations:
Net investment income	1.13	1.77
Net realized and unrealized gain (loss)	(0.49)	2.27
Total income from operations	0.64	4.04

Less distributions from:
Net investment income	(0.84)	(1.12)
Total distributions	(0.84)	(1.12)

Net asset value, end of period	$21.78	$21.98

Market price, end of period	$21.24	$21.60
Total return, based on NAV[4,5]	2.96%	21.81%
Total return, based on Market Price[5]	2.18%	14.08%

Net assets, end of period (000s)	$225,933	$227,834

Ratios to average net assets:
Gross expenses[6,7]	2.05%	2.04%
Gross expenses, excluding interest expense[6,7]	1.78	1.84
Net expenses[6,7,8]	2.05	2.04
Net expenses, excluding interest expense[6,7,8]	1.78	1.84
Net investment income[6,7]	10.15	10.27

Portfolio turnover rate	6%	18%

1              For the six months ended June 30, 2011 (unaudited).

2              For the period February 24, 2010 (commencement of operations) to December 31, 2010.

3              Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

4              Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6              Annualized.

7              Does not include expenses of PPIP Limited Partnership in which the Fund invests (Note 4).

8              The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009, and is registered as a non-diversified, limited term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022. The Fund invests at least 80% of its Managed Assets (total assets of the Fund plus any implicit leverage at the Master Fund (defined below) level attributable to the Fund’s investment in the Feeder Fund (defined below)) in MBS directly, and indirectly by investing in the RLJ Western Asset Public/Private Collector Fund, LP (the “Feeder Fund”), which invests substantially all of its assets available for investment, alongside the U.S. Department of the Treasury (the “Treasury”), in the RLJ Western Asset Public/Private Master Fund, LP (the “Master Fund”) that has been organized to invest directly in MBS and other assets eligible for purchase under the Legacy Securities Public-Private Investment Program (“PPIP”). As a secondary investment objective, the Fund will seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	19

The Fund’s investment in the Feeder Fund is valued by determining the Fund’s pro rata ownership interest in the net assets of the Master Fund. On a daily basis, the Fund receives the net asset value of the Master Fund, which is used along with other inputs to derive a value for the Fund’s investment in the Feeder Fund.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Commercial mortgage-backed securities	—	$ 6,833,449	$ 390,295	$ 7,223,744
Residential mortgage-backed securities	—	160,429,646	7,399,000	167,828,646
Asset-backed securities	—	10,590,893	—	10,590,893
PPIP limited partnership	—	—	82,400,860	82,400,860
Total long-term investments	—	$177,853,988	$90,190,155	$268,044,143
Short-term investments†	—	2,131,000	—	2,131,000
Total investments	—	$179,984,988	$90,190,155	$270,175,143

†  See Schedule of Investments for additional detailed categorizations.

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Asset- Backed Securities	PPIP Limited Partnership	Total
Balance as of December 31, 2010	—	$ 2,380,000	$ 1,922,000	$82,487,040	$86,789,040
Accrued premiums/discounts	—	49,426	22,206	—	71,632
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	$ 3,743	566,619	70,794	(4,827,593)	(4,186,437)
Net purchases (sales)	386,552	4,063,983	—	—	4,450,535
Undistributed earnings	—	—	—	4,741,413	4,741,413
Transfers into Level 3	—	3,151,834	—	—	3,151,834
Transfers out of Level 3	—	(2,812,862)	(2,015,000)	—	(4,827,862)
Balance as of June 30, 2011	$390,295	$ 7,399,000	—	$82,400,860	$90,190,155
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[1]	$ 3,743	$ 158,266	—	$ (4,827,593)	$ (4,900,930)

1              This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement,

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	21

a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) PPIP investment. On March 23, 2009, the Treasury, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve (the “Federal Reserve”), announced the creation of PPIP. PPIP calls for the creation of public private investment funds (“PPIP Limited Partnerships”), such as the Master Fund, through which privately raised capital and Treasury capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets are those assets determined by the Treasury, from time to time, to be eligible for investment by the Master Fund. Eligible Assets currently include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the Treasury).

The Feeder Fund and Master Fund are Delaware limited partnerships formed to provide certain qualified institutional investors with access to PPIP. The Feeder Fund will participate in PPIP by investing all or substantially all of its assets available for investment, alongside the Treasury, in the Master Fund. The Feeder Fund’s investment objective is to generate attractive returns for investors through long term opportunistic investments in PPIP Eligible Assets. The Master Fund has an investment objective that is consistent with that of the Feeder Fund. The Fund’s interests in the Feeder Fund will be substantially identical to those of the other investors in the Feeder Fund in all material respects except with respect to fees payable in connection with PPIP. Investors in the Fund pay a management fee on the Fund’s Managed Assets, which includes total assets attributable to the Fund’s direct investments and its indirect investment in the leveraged Master Fund. The Feeder Fund invests all of its assets in the Master Fund. The Master Fund invests directly in a portfolio of PPIP Eligible Assets and borrows from the Treasury through a senior secured term loan facility. Neither the Feeder Fund nor the Master Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act, and neither the Feeder Fund nor the Master Fund’s interests are registered under the Securities Act of 1933, as amended.

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Pursuant to the terms of the partnership agreement governing the Feeder Fund, the Fund generally may not withdraw from the Feeder Fund, and the Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder Fund is illiquid.

The Master Fund is expected to terminate on or around November 5, 2017 (unless terminated earlier pursuant to certain conditions), subject to extension at the discretion of the General Partner with the written consent of the Treasury for consecutive periods of up to one year each and up to a maximum of two years. Upon its termination, it is anticipated that the Master Fund (and in turn the Feeder Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis.

On March 12, 2010 the Fund made a subscription for an investment into the Feeder Fund of $68,000,000, $51,000,000 of which was immediately drawn and invested into the Feeder Fund. The Fund made additional investments into the Feeder Fund of $6,800,000, $5,440,000 and $4,760,000 on April 27, 2010, May 20, 2010 and July 6, 2010, respectively. As of June 30, 2011, the Fund has a 12.52% ownership interest in the Feeder Fund and indirectly, 5.48% in the Master Fund through its investment in the Feeder Fund. Additionally, as of June 30, 2011, the Fund had no undrawn capital commitment to the Feeder Fund.

(e) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

The Master Fund is expected to borrow money from the Treasury for investment purposes in an amount equal to approximately 50% of the Master Fund’s total assets immediately after giving effect to the borrowing (the

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	23

“Treasury Debt Financing”). The Master Fund will bear the interest expense and other financing costs arising out of its use of the Treasury Debt Financing. To the extent the Fund invests in the Master Fund, through its investment in the Feeder Fund, the Fund will be subject to the implicit risks (and potential benefits) of such leverage. The Fund will also bear its allocable share of the Master Fund’s cost of leverage. While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances Preferred Stock at the Fund level. “Managed Assets” means the Total Assets of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.

(f) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Master Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

PPIP makes distributions from net investment income to the Fund, if any, on a monthly basis. In the event that PPIP’s net investment income for the month exceeds its distribution, the difference will be recorded on the Fund’s books as income and offset by an increase to the cost of the PPIP investment. For the six months ended June 30, 2011, the Fund has recorded $6,916,979 in net investment income from PPIP.

(k) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	25

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $300,000 of Federal excise taxes attributable to calendar year 2010. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Western Asset is also the investment advisor to the Feeder Fund and the Master Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.70% of the Fund’s daily Managed Assets that the subadviser allocates to Western Asset Limited to manage.

Wilshire Associates Incorporated (the “Allocation Subadviser”), a registered investment adviser unaffiliated with Legg Mason, LMPFA, Western Asset or Western Asset Limited, determines whether and to what extent the Fund will invest in the Feeder Fund, subject to the supervision of the Fund’s Board of

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Directors and LMPFA. Assets not allocated by the Allocation Subadviser to the Feeder Fund will be managed directly by Western Asset.

The Allocation Subadviser will receive an annual fee, payable monthly, from the Fund in an amount equal to 0.05% of the Fund’s average daily Managed Assets, subject to a minimum compensation guarantee between the Allocation Subadviser and LMPFA.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

Investments
Purchases	$16,596,533
Sales	19,453,371

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,857,485
Gross unrealized depreciation	(3,838,490)
Net unrealized appreciation	$ 8,018,995

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$44,712,169	1.38%	$45,511,393

* Average based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.100% to 1.565% during the six months ended June 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $309,523.

At June 30, 2011, the Fund had the following open reverse repurchase agreements:

Security	Value

Reverse Repurchase Agreement with Barclays, dated 2/24/11 bearing 1.250% to be repurchased at $1,280,528 on 12/6/11, collateralized by: $1,553,898 Access Group, Inc., 0.427% due 5/25/29; Market value (including accrued interest) $1,443,636

$ 1,267,981
Reverse Repurchase Agreement with Barclays, dated 3/31/11 bearing 1.515% to be repurchased at $1,002,589 on 11/16/11, collateralized by: $2,021,616 Accredited Mortgage Loan Trust, 4.460% due 1/25/34; Market value (including accrued interest) $1,678,322	992,978

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	27

Security	Value

Reverse Repurchase Agreement with Barclays, dated 3/31/11 bearing 1.561% to be repurchased at $1,103,916 on 9/30/11, collateralized by: $2,831,812 Bank of America Funding Corp., 5.387% due 5/20/36; Market value (including accrued interest) $1,781,632

$ 1,296,630
Reverse Repurchase Agreement with Barclays, dated 3/31/11 bearing 1.100% to be repurchased at $525,867 on 11/16/11, collateralized by: $874,506 Bank of America Funding Corp., 2.836% due 7/20/36; Market value (including accrued interest) $738,390	522,197
Reverse Repurchase Agreement with Barclays, dated 3/31/11 bearing 1.515% to be repurchased at $2,317,214 on 11/16/11, collateralized by: $3,600,000 Bank of America Funding Corp., 6.000% due 9/25/36; Market value (including accrued interest) $3,633,721	2,295,000
Reverse Repurchase Agreement with Barclays, dated 3/31/11 bearing 1.265% to be repurchased at $1,526,901 on 11/16/11, Collateralized by: $3,490,000 Bayview Financial Acquisition Trust, 0.636% due 4/28/39; Market value (including accrued interest) $2,661,708	1,514,660
Reverse Repurchase Agreement with Barclays, dated 3/31/11 bearing 1.561% to be repurchased at $1,162,230 on 9/30/11, Collateralized by: $2,806,986 Bayview Financial Acquisition Trust, 0.536% due 5/28/37; Market value (including accrued interest) $1,671,835	1,153,084
Reverse Repurchase Agreement with Barclays, dated 5/6/11 bearing 1.100% to be repurchased at $1,042,141 on 11/16/11, Collateralized by: $2,000,000 Credit-Based Asset Servicing & Securitization, 0.606% due 8/25/35; Market value (including accrued interest) $1,489,022	1,036,000
Reverse Repurchase Agreement with Barclays, dated 5/6/11 bearing 1.100% to be repurchased at $1,716,274 on 11/16/11, collateralized by: $3,500,000 Credit Suisse Mortgage Capital Certificates, 6.029% due 7/26/49; Market value (including accrued interest) $2,478,837	1,706,160
Reverse Repurchase Agreement with Barclays, Dated 5/6/11 bearing 1.566% to be repurchased at $1,299,939 on 8/24/11, collateralized by: $2,300,000 Chase Mortgage Finance Corp., 2.794% due 1/25/36; Market value (including accrued interest) $1,771,484	1,293,750
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.515% to be repurchased at $496,566 on 11/16/11, collateralized by: $900,000 Chase Mortgage Finance Corp., 2.794% due 1/25/36; Market value (including accrued interest) $693,189	492,750
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.100% to be repurchased at $804,679 on 11/16/11, collateralized by: $1,072,686 Chase Mortgage Finance Corp., 5.500% due 11/25/21; Market value (including accrued interest) $1,011,238	800,180
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.525% to be repurchased at $525,224 on 11/7/11, collateralized by: $827,554 Credit Suisse Mortgage Capital Certificates, 5.500% due 11/25/21; Market value (including accrued interest) $697,542	521,359
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.515% to be repurchased at $1,747,789 on 11/16/11, collateralized by: $2,752,952 Credit Suisse Mortgage Capital Certificates, 5.500% due 10/25/21; Market value (including accrued interest) $2,320,453	1,734,359
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.100% to be repurchased at $1,397,405 on 11/16/11, collateralized by: $2,200,000 Deutsche Mortgage Securities Inc., 5.225% due 6/26/35; Market value (including accrued interest) $2,128,009	1,389,593
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.515% to be repurchased at $1,031,926 on 11/16/11, collateralized by: $1,919,748 First Horizon Alternative Mortgage Securities, 2.370% due 8/25/35; Market value (including accrued interest) $1,420,501	1,023,997

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Security	Value

Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.100% to be repurchased at $1,406,358 on 11/16/11, Collateralized by: $2,957,827 Residential Asset Securitization Trust, 0.686% due 4/25/36; Market value (including accrued interest) $1,852,669

$ 1,398,495
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.561% to be repurchased at $852,043 on 9/30/11, Collateralized by: $1,430,966 Indymac Index Mortgage Loan Trust, 5.244% due 6/25/36; Market value (including accrued interest) $1,151,776	847,013
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.515% to be repurchased at $1,557,576 on 11/16/11, collateralized by: $4,321,519 Indymac Index Mortgage Loan Trust, 4.961% due 5/25/37; Market value (including accrued interest) $2,391,525	1,545,607
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.515% to be repurchased at $1,002,268 on 11/16/11, collateralized by: $2,019,152 JPMorgan Mortgage Trust, 6.500% due 1/25/36; Market value (including accrued interest) $1,584,589	994,567
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.525% to be repurchased at $2,122,232 on 11/7/11, collateralized by: $6,975,695 Lehman Mortgage Trust, 0.546% due 7/25/36; Market value (including accrued interest) $3,190,725	2,106,615
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.415% to be repurchased at $441,772 on 11/16/11, collateralized by: $600,000 MASTR Adjustable Rate Mortgages Trust, 2.836% due 11/21/34; Market value (including accrued interest) $577,109	438,600
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.100% to be repurchased $1,342,570 on 11/16/11, collateralized by: $2,011,940 MASTR Reperforming Loan Trust, 5.371% due 5/25/36; Market value (including accrued interest) $1,806,685	1,335,064
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.265% to be repurchased $413,456 on 11/16/11, collateralized by: $650,000 Merrill Lynch Mortgage Investors Trust, 2.622% due 2/25/35; Market value (including accrued interest) $576,883	410,800
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.100% to be repurchased $1,361,065 on 11/16/11, collateralized by: $2,923,507 Morgan Stanley Mortgage Loan Trust, 5.326% due 11/25/37; Market value (including accrued interest) $1,970,627	1,353,456
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.265% to be repurchased $208,585 on 11/16/11, collateralized by: $225,717 Nomura Asset Acceptance Corp., 6.500% due 3/25/34; Market value (including accrued interest) $231,492	207,245
Reverse Repurchase Agreement with Barclays, dated 5/16/11 bearing 1.561% to be repurchased $1,325,929 on 9/30/11, collateralized by: $1,776,939 Prime Mortgage Trust, 5.500% due 5/25/35; Market value (including accrued interest) $1,544,330	1,318,101
Reverse Repurchase Agreement with Credit Suisse, dated 6/6/11 bearing 1.265% to be repurchased $573,614 on 11/16/11, collateralized by: $1,086,376 Renaissance Home Equity Loan Trust, 0.946% due 12/25/32; Market value (including accrued interest) $778,923	570,347
Reverse Repurchase Agreement with Credit Suisse, dated 6/6/11 bearing 1.265% to be repurchased $286,807 on 11/16/11, collateralized by: $543,188 Renaissance Home Equity Loan Trust, 0.946% due 12/25/32; Market value (including accrued interest) $389,462	285,174
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.100% to be repurchased $1,790,215 on 11/16/11, collateralized by: $3,866,823 Residential Accredit Loans Inc., 6.154% due 1/25/36; Market value (including accrued interest) $2,338,144	1,780,206

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	29

Security	Value

Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.561% to be repurchased $1,131,143 on 9/30/11, collateralized by: $2,122,106 MASTR Structured ARM Loan Trust, 2.599% due 2/25/35; Market value (including accrued interest) $1,481,570

$ 1,124,465
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.415% to be repurchased $2,186,925 on 11/16/11, collateralized by: $3,039,113 Structured Asset Securities Corp., 4.650% due 2/25/35; Market value (including accrued interest) $3,057,309	2,171,223
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.525% to be repurchased $880,535 on 11/7/11, collateralized by: $1,130,000 Structured Asset Securities Corp., 4.790% due 3/25/35; Market value (including accrued interest) $1,126,610	874,055
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.515% to be repurchased $1,231,593 on 11/16/11, collateralized by: $1,580,000 Structured Asset Securities Corp., 4.790% due 3/25/35; Market value (including accrued interest) $1,575,260	1,222,130
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.415% to be repurchased $401,702 on 11/16/11, collateralized by: $545,578 Structured Asset Securities Corp., 2.523% due 12/25/33; Market value (including accrued interest) $468,390	398,818
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.265% to be repurchased $279,641 on 11/16/11, collateralized by: $408,595 Structured Asset Securities Corp., 0.586% due 9/25/33; Market value (including accrued interest) $362,656	277,844
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.250% to be repurchased $986,942 on 12/6/11, collateralized by: $2,000,000 Structured Asset Securities Corp., 0.416% due 7/25/36; Market value (including accrued interest) $1,472,036	980,000
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.100% to be repurchased $1,086,065 on 11/16/11, Collateralized by: $1,430,979 Thornburg Mortgage Securities Trust, 6.158% due 9/25/76; Market value (including accrued interest) $1,402,923	1,079,993
Reverse Repurchase Agreement with Credit Suisse, dated 5/16/11 bearing 1.561% to be repurchased $2,487,248 on 9/30/11, Collateralized by: $4,578,822 WaMu Mortgage Pass-Through Certificates, 5.272% due 6/25/37; Market value (including accrued interest) $3,345,039	2,472,564
Total reverse repurchase agreements (Proceeds—$44,233,060)	$44,233,060

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Summarized financial data — Master Fund (unaudited)

At June 30, 2011, the Fund had $82,400,860 invested indirectly in the Master Fund through its investment in the Feeder Fund. Summarized financial data for the Master Fund is presented in the following table:

Statement of Assets, Liabilities and Partners’ Capital
June 30, 2011

Assets
Investments, at value (Cost — $ 2,649,815,395)	$2,669,902,604
Other assets	88,438,411
Total Assets	2,758,341,015
Liabilities
Borrowings	1,227,468,470
Other liabilities	30,568,686
Total Liabilities	1,258,037,156
Partners’ Capital	1,500,303,859
Total Liabilities and Partners’ Capital	$2,758,341,015

Statement of Operations
For the period ending June 30, 2011

Investment Income
Interest Income	$ 136,991,837
Expenses
Interest expense	8,374,228
Operating expenses	1,172,696
Total Expenses	9,546,924
Net Investment Income	127,444,913
Realized gain from investments	9,171,729
Change in unrealized gain on investments	(97,733,192)
Net Gain on Investments	(88,561,463)
Net Increase in Partners Capital Resulting from Operations	$ 38,883,450

The return on the Fund’s investment in the Master Fund for the six months ended June 30, 2011 was approximately 3%.

5. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2011, the Fund did not invest in any derivative instruments.

6. Distributions subsequent to June 30, 2011

On May 16, 2011, the Fund’s Board of Directors (the “Board”) declared two dividends, each in the amount of $0.1400 per share, payable on July 29, 2011

Western Asset Mortgage Defined Opportunity Fund Inc. 2011 Semi-Annual Report	31

and August 26, 2011 to shareholders of record on July 22, 2011 and August 19, 2011, respectively.

On August 12, 2011, the Board declared three dividends, each in the amount of $0.1500 per share, payable on September 30, 2011, October 28, 2011 and November 25, 2011 to shareholders of record on September 23, 2011, October 21, 2011 and November 18, 2011, respectively.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

32	Western Asset Mortgage Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of first annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. was held on April 29, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	9,950,139	123,986
Daniel P. Cronin	9,929,569	144,556
Paolo M. Cucchi	9,929,569	144,556

At June 30, 2011, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Western Asset Mortgage Defined Opportunity Fund Inc.	33

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

34	Western Asset Mortgage Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

WASX012835 8/11 SR11-1448

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)   Not applicable.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	August 26, 2011